Exhibit 10.20

                 AMENDMENT TO 1994 REGISTRATION RIGHTS AGREEMENT

         This Amendment dated as of June 8, 1994 and is an Amendment
                                    ------
to the 1994 Registration Rights Agreement dated as of February 10, 1994 ("1994 Registration Rights Agreement"), is made by and among Roadhouse Grill, Inc., a Florida corporation (together with its successors, the "Company"), and each of the several Purchasers named in Schedule I of the Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series B Purchase Agreement").

                                    RECITALS:

         A. On February 10, 1994, the Company entered into the 1994 Registration Rights Agreement that permitted, in certain instances, the registration of shares owned by the Purchasers under the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         B. The Company is issuing shares of Series B Convertible Preferred Stock pursuant to the Series B Purchase Agreement.

         C. The Company wishes to provide the Purchasers with the rights described in the 1994 Registration Rights Agreement.

         NOW THEREFORE, the parties agree as follows:

         1. Paragraph 1 of the 1994 Registration Rights Agreement is hereby amended by adding the following:

            (j) "Series B Conversion Shares" shall mean the shares of Common Stock issued upon conversion of the Series B Preferred Shares.

            (k) "Series B Preferred Shares" shall mean the shares of Series B Convertible Preferred Stock purchased by the Purchasers pursuant to the Series B Purchase Agreement.

            (l) "Series B Shares" shall mean, collectively, the Series B Conversion Shares that are issued and outstanding and the Shares of Common Stock issuable upon conversion of the Series B Preferred Shares.

         2. The 1994 Registration Rights Agreement is amended so that each reference to Series A Preferred Shares shall also include Series B Preferred Shares.

         3. The 1994 Registration Rights Agreement is amended so that each reference to Series A Conversion Shares shall also include Series B Conversion Shares.


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         4. The 1994 Registration Rights Agreement is amended so that each reference to Series A Shares shall also include Series B Shares.

         5. The Company confirms that all representations and warranties contained in the 1994 Registration Rights Agreement are still valid and are hereby extended to the Purchasers of the Series B Convertible Preferred Stock.

         6. Each of the Purchasers hereby agrees to be bound by the terms of the 1994 Registration Rights Agreement.

         7. In all other respects, the 1994 Registration Rights Agreement remains unchanged and in full force and effect.

         8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Amendment as of the date first above written.

                                  ROADHOUSE GRILL, INC.

                                  By: /s/ JOHN DAVID TOOLE III
                                      -------------------------------------
                                  Title: President
                                         ----------------------------------


                                  GRACE VENTURES PARTNERSHIP III
                                  By: Horn Venture Partners II


                                  /s/ ROBERT E. PEDIGO
                                  -----------------------------------------
                                  Purchaser
                                  Robert E. Pedigo
                                  General Partner


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         3. The 1994 Registration Rights Agreement is amended so that each reference to Series A Conversion Shares shall also include Series B Conversion Shares.

         4. The 1994 Registration Rights Agreement is amended so that each reference to Series A Shares shall also include Series B Shares.

         5. The Company confirms that all representations and warranties contained in the 1994 Registration Rights Agreement are still valid and are hereby extended to the Purchasers of the Series B Convertible Preferred Stock.

         6. Each of the Purchasers hereby agrees to be bound by the terms of the 1994 Registration Rights Agreement.

         7. In all other respects, the 1994 Registration Rights Agreement remains unchanged and in full force and effect.

         8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Amendment as of the date first above written.

                                  ROADHOUSE GRILL, INC.

                                  By: /s/ JOHN DAVID TOOLE III
                                      ------------------------------------
                                  Title: President
                                         ---------------------------------


                                  BERJAYA GROUP (CAYMAN) LTD.

                                  /s/ ILLEGIBLE
                                  ----------------------------------------
                                  PURCHASER